UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

May 13, 2004

Date of Report (Date of earliest event reported)

WATER PIK TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

1-15297

25-1843384

(Commission File Number)	(IRS Employer Identification No.)

23 Corporate Plaza, Suite 246 Newport Beach, CA 92660
(Address of principal executive offices, including zip code)

(949) 719-3700
(Registrant’s telephone number, including area code)

Item 5. Other Events.

On May 13, 2004, Water Pik Technologies, Inc. (the “Company”) issued a news release announcing that its stockholders elected two directors to three-year terms expiring in 2007, approved an amendment to the Company’s 1999 Incentive Plan, ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending September 30, 2004, and approved a stockholder proposal regarding Board declassification.

A copy of the Company’s news release announcing the above is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7. Exhibits.

(c)                        Exhibits

99.1  News Release issued by Water Pik Technologies, Inc. dated May 13, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATER PIK TECHNOLOGIES, INC.

Date:	May 14, 2004	By:	/s/ MICHAEL P. HOOPIS
Michael P. Hoopis
President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	News Release dated May 13, 2004.